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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                         ------------------------------



                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): July 26, 1996

                             UNITED MAGAZINE COMPANY

               (Exact Name of Registrant as Specified in Charter)

              Ohio                   0-2675                     31-0681050
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)

         5131 Post Road                                            43017
           Dublin, Ohio                                         (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (614) 792-0777


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The Form 8-K of United Magazine Company dated July 26, 1996, as amended, is being amended to file as exhibits to such Form 8-K the documents listed in Item 7 below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         The following exhibits are included herein:

         1. Option Agreement of the Registrant dated March 1, 1996 to Acquire The Stoll Companies.

         2. Option Agreement of the Registrant dated March 1, 1996 to Acquire Michiana News Service, Inc.

         3. Option Agreement of the Registrant dated March 1, 1996 to Acquire Assets or Capital Stock of Ohio Periodicals Distributors, Inc. and Northern News Company.

         4. Joint Operating Agreement between the Registrant and The Stoll Companies, dated July 3, 1996.

         5. Joint Operating Agreement between the Registrant and Michiana News Service, Inc. dated March 1, 1996.

         6. Joint Operating Agreement among the Registrant and Ohio Periodicals Distributors, Inc., and Northern News Company, dated March 1, 1996.

         7. Document Escrow Agreement dated October 21, 1996 among the Registrant, Michiana News Service, Inc. ("Michiana"), all of Michiana's shareholders, and Baker & Hostetler.

         8. Document Escrow Agreement dated October 24, 1996 among the Registrant, The Stoll Companies ("Stoll"), all of Stoll's shareholders, and Baker & Hostetler.

         9. Document Escrow Agreement dated October 9, 1996 among the Registrant, Northern News Company, and Baker & Hostetler.

         10. Salary Continuation and Death Benefit Agreement dated September 18, 1996 between The Stoll Companies and Richard H. Stoll, Sr.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         UNITED MAGAZINE COMPANY
                                         (Registrant)

Date:  June 19, 1997                     By: /s/ Thomas L. Gerlacher
                                            -------------------------------
                                             Name: Thomas L. Gerlacher
                                                 --------------------------
                                             Title: Chief Financial Officer
                                                   ------------------------

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                                  EXHIBIT INDEX

     Exhibit No.                              Exhibit Description                          Page No.
     -----------                              -------------------                          --------

         2(h) Option Agreement of the Registrant dated March 1, 1996 to Acquire The Stoll Companies.

         2(i) Option Agreement of the Registrant dated March 1, 1996 to Acquire the Michiana News Service, Inc.

         2(j) Option Agreement of the Registrant dated March 1, 1996 to Acquire Assets or Capital Stock of Ohio Periodicals Distributors, Inc. and Northern News Company.

         2(k) Joint Operating Agreement between the Registrant and The Stoll Companies, dated July 3, 1996.

         2(l) Joint Operating Agreement between the Registrant and Michiana News Service, Inc. dated March 1, 1996.

         2(m) Joint Operating Agreement among the Registrant and Ohio Periodicals Distributors, Inc., and Northern News Company, dated March 1, 1996.

         2(n) Document Escrow Agreement dated October 21, 1996 among the Registrant, Michiana News Service, Inc. ("Michiana"), all of Michiana's shareholders, and Baker & Hostetler.

         2(o) Document Escrow Agreement dated October 24, 1996 among the Registrant, The Stoll Companies ("Stoll"), all of Stoll's shareholders, and Baker & Hostetler.

         2(p) Document Escrow Agreement dated October 9, 1996 among the Registrant, Northern News Company and Baker & Hostetler.

         2(q) Salary Continuation and Death Benefit Agreement dated September 18, 1996 between The Stoll Companies and Richard H. Stoll, Sr.
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